Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group Completes Name Change to NextPlay Technologies, and Will Trade Under Nasdaq Ticker Symbol, NXTP

SUNRISE, FL – July 8, 2021 – Monaker Group, Inc. (NASDAQ: MKGI) (NASDAQ: NXTP), a technology solutions company building a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, will begin trading at the opening of the market tomorrow, July 9, 2021, under its new name, NextPlay Technologies, Inc. and Nasdaq ticker symbol, NXTP. The new stock CUSIP number will be 65344G102.

The new name follows the earlier announced completed acquisition of HotPlay Enterprise Limited, provider of in-game, AI-powered advertising technology and online-to-offline couponing solutions with a hyper-local insertion capability.

The acquisition further expanded NextPlay’s growing digital ecosystem that now includes AI-powered AdTech, Digital Connected TV (with reach to more than 50 million end-users), travel, gaming, FinTech and cryptocurrency banking.

Unlike any other solution available in the market today, NextPlay leverages its powerful digital platform to connect companies and brands with consumers across multiple interactive media channels, including SmartTVs, PCs, laptops, tablets, and smartphones.

“Our new name reflects our evolution from a travel business into an innovative next-generation, global technology solutions company with proprietary platforms monetizing products and brands across multiple digital media channels,” stated NextPlay co-CEO, William Kerby.

“As the result of several successful strategic acquisitions over the past year, our offerings now include high-margin, revenue-generating AdTech, Connected TV, and blockchain solutions capable of reaching global consumers through virtually all connected devices. We are now focused on leveraging the tremendous synergies among our digital platforms to take advantage of the vast opportunities for growth and expansion ahead.”

Current shareholders do not need to take any action regarding the name or ticker symbol change. The company’s new website at www.nextplaytechnologies.com is planned for launch by July 12, 2021.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering gaming, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of our existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our ability to complete the acquisition of control of International Financial Enterprise Bank (IFEB) promptly and on the terms disclosed; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and IFEB (assuming the acquisition is closed); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with dilution to existing shareholders; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Company Contact:

Monaker Group / NextPlay Technologies

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com